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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-47073) of The Scotts Company of our report dated June 8, 2000 relating to the financial statements and financial statement schedule of The Scotts Company Retirement Savings Plan, which appear in this Form 11-K.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
June 28, 2000